UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 20, 2014

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 Employee Stock Purchase Plan

On March 3, 2014, the Compensation Committee of the Board of Directors (the “Board”) of Geron Corporation (the “Company”) recommended to the Board, and on March 10, 2014, the Board adopted, subject to stockholder approval, the 2014 Employee Stock Purchase Plan (the “2014 ESPP”). At the Company’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 20, 2014, the Company’s stockholders approved the 2014 ESPP. Under the 2014 ESPP, the Company is authorized to sell to eligible employees up to an aggregate of 1,000,000 shares of the Company’s common stock.

A summary of the 2014 ESPP is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the United States Securities and Exchange Commission on April 4, 2014 (the “Proxy Statement”). That summary and the above description of the 2014 ESPP is not complete and is qualified in its entirety by reference to the full text of the 2014 ESPP, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2014, the Company held its 2014 Annual Meeting at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, CA 94065, and via conference call, pursuant to notice duly given. Only stockholders of record as of the close of business on March 24, 2014 were entitled to vote at the Annual Meeting. As of March 24, 2014, the record date for the Annual Meeting, 156,898,895 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 132,355,921 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

     (a) Proposal 1. Each of the three (3) nominees to hold office as Class III members of the Board of Directors to serve for a three-year term expiring at the Company’s 2017 Annual Meeting of Stockholders was elected based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Karin Eastham	60,985,150	11,243,874	60,126,897
V. Bryan Lawlis, Ph.D.	61,032,279	11,196,745	60,126,897
Susan M. Molineaux, Ph.D.	61,030,357	11,198,667	60,126,897

     (b) Proposal 2. The 2014 Employee Stock Purchase Plan was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,699,890	2,239,638	289,496	60,126,897

(c) Proposal 3. The non-binding advisory vote on named executive officer compensation was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,914,564	12,891,196	423,264	60,126,897

(d) Proposal 4. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,755,544	2,050,121	550,256	0

Item 9.01 Financial Statements and Exhibits

                 (d) Exhibits

Exhibit No.	Description
10.1	2014 Employee Stock Purchase Plan.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: May 23, 2014	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	2014 Employee Stock Purchase Plan.